Q2 2026 Quarterly Supplemental Information FrontView is an internally managed net-lease real estate investment trust (“REIT”) focused on acquiring, owning, and managing properties with frontage that are leased to a diversified tenant base. Our real estate-first investment strategy is centered around highly visible properties in prominent retail corridors with strong underlying real estate fundamentals. We target properties along high-traffic roads that offer strong consumer visibility and adaptable building formats capable of supporting various businesses over time. investor.frontviewreit.com EXHIBIT 99.2

Table of Contents Section Page Company Overview 3 Quarterly Highlights 4 Balance Sheets 5 Income Statement 6 Income Statement Detail 7 FFO and AFFO Reconciliations 8 Adjusted EBITDAre and Adjusted Cash NOI Reconciliations 9 Net Asset Value Components 10 Capital Structure Overview 11 TTM Investment Activity 12 TTM Disposition Activity 13 Tenant Concepts List 14-17 Industry Diversification 18 Ground Lease Portfolio 19 Property Map and Geography 20 Lease Expirations, Occupancy and Contractual Rent Growth 21 Appendix 22 Definitions and Explanations 23-25 Forward-Looking and Cautionary Statements 26 2

Company Overview

FrontView is an internally managed net-lease real estate investment trust ("REIT") focused on acquiring, owning, and managing properties with frontage that are leased to a diversified tenant base. Our real estate-first investment strategy is centered around highly visible properties in prominent retail corridors with strong underlying real estate fundamentals. We target properties along high-traffic roads that offer strong consumer visibility and adaptable building formats capable of supporting various businesses over time.

Investor Relations Contact	**Pierre Revol**	EVP & Chief Financial Officer	prevol@frontviewreit.com

- As of June 30, 2026, the Company owned a well-diversified portfolio of 316 properties with direct frontage across 35 U.S. states.

- The Company's tenants include service-oriented businesses, such as:
  - Medical and Dental Providers
  - Quick Service Restaurants
  - Casual Dining
  - Financial Institutions
  - Other – Service
  - Cellular Stores
  - Fitness Operators
  - Automotive Stores
  - Discount Retail
  - Automotive Dealers
  - Convenience Stores and Gas Stations
  - Car Washes
  - Home Improvement Stores
  - Pharmacies
  - Other – Necessity
  - Professional Services

Executive Team



Stephen Preston
President and Chief Executive Officer and Chairman of the Board



Pierre Revol
EVP and Chief Financial Officer



Drew Ireland
Chief Operating Officer



Sean Fukumura
Chief Accounting Officer

Board of Directors



Charles Fitzgerald
Independent Director



Elizabeth Frank
Independent Director



Robert Green
Director



Noelle LeVeaux
Independent Director



Tim McHugh
Independent Director



Ernesto Perez
Independent Director



Stephen Preston
Chairman of the Board



Daniel Swanstrom
Independent Director

3

Quarterly Highlights

(unaudited, in thousands, except share and per share amounts)

Financial Results	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net income (loss)	$1,517	$400	$(5,243)	$5,547	$(4,530)
Net earnings per common share, diluted	$0.03	$0.00	$(0.19)	$0.19	$(0.16)
Funds from operations (FFO)	$7,218	$7,682	$6,058	$6,866	$6,720
FFO per share, diluted	$0.26	$0.27	$0.22	$0.25	$0.24
Adjusted funds from operations (AFFO)	$9,396	$9,490	$8,636	$8,829	$9,028
AFFO per share, diluted	$0.33	$0.34	$0.31	$0.32	$0.32
Dividends declared per share	$0.215	$0.215	$0.215	$0.215	$0.215
Weighted average common shares outstanding, diluted	28,272,041	28,064,086	27,874,696	27,834,670	27,827,037

Key Portfolio Metrics	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Number of properties	316	309	303	307	319
Annualized base rent (ABR)	$66,899	$64,218	$62,852	$61,289	$62,293
Gross real estate investment	$985,892	$935,036	$912,385	$890,943	$900,305
Average rent per square foot	$23.28	$23.39	$23.74	$24.22	$24.01
Rentable square footage	2,890	2,770	2,687	2,575	2,594
Weighted average lease term (WALT)	7.1 years	7.3 years	7.4 years	7.2 years	7.3 years
Number of states	35	36	37	37	37
Top 10 tenant concentration	20.2%	23.0%	23.7%	24.3%	22.7%
Occupancy	99.4%	98.7%	98.7%	98.0%	97.8%
Ground leases	10.9%	10.7%	11.5%	12.1%	11.5%
Number of concepts	165	156	155	152	157
Number of leases	336	327	321	323	334
Number of industries	16	16	16	16	16
Corporate / large franchisee (1)	96.1%	95.6%	95.8%	95.3%	95.6%
Investment grade (2, 3)	33.6%	33.8%	34.8%	33.7%	33.1%

Note: Reconciliations of non-GAAP financial measures for prior periods are available in previously issued earnings presentations.
(1) A major franchisee has over 50 units.
(2) Investment grade represents tenant or guarantor rating weighted by ABR.
(3) Includes Giant Eagle, which entered into an agreement to be acquired by Kroger, an IG tenant.

4

Balance Sheets (unaudited, in thousands, except share and per share amounts) June 30, 2026 December 31, 2025 Assets Real estate held for investment, at cost Land $ 350,780 $ 329,478 Buildings and improvements 458,562 417,393 Total real estate held for investment, at cost 809,342 746,871 Less: accumulated depreciation (54,356) (48,204) Real estate held for investment, net 754,986 698,667 Assets held for sale 7,979 12,493 Mortgage loans receivable 10,316 10,324 Cash and cash equivalents 6,001 13,518 Intangible lease assets, net 99,636 99,489 Other assets 21,444 19,952 Total assets $ 900,362 $ 854,443 Liabilities and equity Liabilities Debt, net $ 329,104 $ 314,251 Intangible lease liabilities, net 13,849 14,474 Accounts payable and accrued liabilities 28,786 32,494 Total liabilities 371,739 361,219 Equity FrontView REIT, Inc. equity Series A Convertible Preferred Stock, $0.01 par value 750,000 shares authorized, 250,000 shares issued and outstanding as of June 30, 2026 (liquidation preference $25,000) 3 — Common stock, $0.01 par value 450,000,000 shares authorized, 23,650,757 and 22,111,165 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 236 221 Additional paid-in capital 471,987 420,024 Accumulated deficit (37,161) (28,149) Accumulated other comprehensive income (loss) 2,257 (901) Total FrontView REIT, Inc. equity 437,322 391,195 Non-controlling interests 91,301 102,029 Total equity 528,623 493,224 Total liabilities and equity $ 900,362 $ 854,443

Income Statement For the three months ended June 30, For the six months ended June 30, 2026 2025 2026 2025 Revenues Rental revenues $ 17,809 $ 17,547 $ 35,785 $ 33,790 Interest income on mortgage loans 196 7 405 7 Total revenues 18,005 17,554 36,190 33,797 Operating expenses Depreciation and amortization 8,229 9,466 15,901 17,271 Property operating expenses 2,273 2,714 4,603 5,090 General and administrative expenses 3,807 3,279 7,458 6,118 Total operating expenses 14,309 15,459 27,962 28,479 Other expenses (income) Interest expense 4,191 4,647 8,404 9,144 Gain on sale of real estate (2,262) (1,194) (3,225) (1,661) Impairment loss 156 2,978 968 3,406 Income taxes 94 194 164 296 Total other expenses 2,179 6,625 6,311 11,185 Net income (loss) 1,517 (4,530) 1,917 (5,867) Net income (loss) attributable to non-controlling interest 285 (1,629) 365 (2,133) Net income (loss) attributable to FrontView REIT, Inc. 1,232 (2,901) 1,552 (3,734) Series A Convertible Preferred Stock dividends (422) — (661) — Net income (loss) attributable to common stockholders $ 810 $ (2,901) $ 891 $ (3,734) Weighted average number of common shares outstanding used in earnings per share Basic 22,831,250 19,136,225 22,556,120 18,229,095 Diluted 23,114,693 19,136,225 22,870,767 18.229,095 Earnings per share attributable to common stockholders Basic $ 0.03 $ (0.16) $ 0.03 $ (0.22) Diluted $ 0.03 $ (0.16) $ 0.03 $ (0.22) (unaudited, in thousands, except share and per share amounts)

Income Statement Detail

(unaudited, $ in thousands)

Rental Income and Adjusted Cash Detail (1)		For the three months ended June 30,			For the six months ended June 30,			
		2026		2025		2026		2025
Contractual rental amounts billed	$	15,970	$	15,518	$	31,740	$	30,538
Reimbursable income		2,042		2,441		4,109		4,100
Percentage rent		29		146		63		180
Other operating income (1)		203		97		495		216
Adjustment to recognize contractual rental amounts on a straight-line basis		22		286		456		408
Above/below market lease amortization, net		(457)		(941)		(1,078)		(1,652)
Total rental revenues	**$**	**17,809**	**$**	**17,547**	**$**	**35,785**	**$**	**33,790**
Interest income on mortgage loans		196		7		405		7
Total revenues		**18,005**		**17,554**		**36,190**		**33,797**
Adjusted Cash Revenue (2)	**$**	**16,398**	**$**	**15,768**	**$**	**32,703**	**$**	**30,941**

Cash General & Administrative Expense ("Cash G&A")		For the three months ended June 30,			For the six months ended June 30,			
		2026		2025		2026		2025
General & administrative expense	$	3,807	$	3,279	$	7,458	$	6,118
Less: non-cash compensation		(1,065)		(200)		(2,126)		(815)
Less: non-recurring items		(278)		(1,117)		(443)		(1,129)
Adjusted Cash G&A	**$**	**2,464**	**$**	**1,962**	**$**	**4,889**	**$**	**4,174**
Adjusted Cash G&A as a % of Adjusted Cash Revenue		**15.0%**		**12.4%**		**14.9%**		**13.5%**

Non-reimbursable property costs ("Slippage")		For the three months ended June 30,			For the six months ended June 30,			
		2026		2025		2026		2025
Real estate taxes	$	1,461	$	2,213	$	3,124	$	3,704
Other property operating expenses		812		501		1,479		1,386
Property operating expenses		2,273		2,714		4,603		5,090
Reimbursable income		(2,042)		(2,441)		(4,109)		(4,100)
Less: non-recurring items		—		—		—		(189)
Non-reimbursable property costs	**$**	**231**	**$**	**273**	**$**	**494**	**$**	**801**
Non-reimbursable property costs as a % of Adjusted Cash Revenue		**1.4%**		**1.7%**		**1.5%**		**2.6%**

(1) Includes termination fees, late fees, and other miscellaneous income.
(2) Adjusted Cash Revenue is equal to Total revenues less reimbursable income, above/below market lease amortization, and straight-line rent.

7

FFO and AFFO Reconciliations

(unaudited, in thousands except share and per share data)

	For the three months ended June 30,		For the six months ended June 30,	
	2026	2025	2026	2025
Net income (loss)	**$ 1,517**	**$ (4,530)**	**$ 1,917**	**$ (5,867)**
Less: Series A Convertible Preferred Stock dividends	(422)	—	(661)	—
Net income (loss) attributable to OP common unitholders	**1,095**	**(4,530)**	**1,256**	**(5,867)**
Depreciation and amortization [(1)]	8,229	9,466	15,901	17,271
Gain on sale of real estate	(2,262)	(1,194)	(3,225)	(1,661)
Impairment loss	156	2,978	968	3,406
Funds from operations (FFO)	**$ 7,218**	**$ 6,720**	**$ 14,900**	**$ 13,149**
Straight-line rent adjustments	(22)	(286)	(456)	(408)
Amortization of financing transaction and discount costs	400	400	795	795
Amortization of above/below market lease intangibles [(2)]	457	941	1,078	1,652
Stock-based compensation	1,065	200	2,126	815
Adjustment for structuring and public company readiness costs	—	89	—	290
Other non-recurring expenses [(3)]	278	964	443	964
Adjusted funds from operations (AFFO)	**$ 9,396**	**$ 9,028**	**$ 18,886**	**$ 17,257**
Weighted average common shares outstanding, basic	22,831,250	19,136,225	22,556,120	18,229,095
Weighted average operating partnership units outstanding	5,273,171	8,690,812	5,435,376	9,595,836
Unvested restricted stock units and LTIP units [(4)]	167,620	—	198,863	—
Weighted average common shares outstanding, diluted [(5)]	**28,272,041**	**27,827,037**	**28,190,359**	**27,824,931**
Net earnings per diluted share	**$ 0.03**	**$ (0.16)**	**$ 0.03**	**$ (0.22)**
FFO per diluted share	**$ 0.26**	**$ 0.24**	**$ 0.53**	**$ 0.47**
AFFO per diluted share	**$ 0.33**	**$ 0.32**	**$ 0.67**	**$ 0.62**

(1) Includes write-offs of intangibles of $0.3 million and $1.6 million for the three months ended June 30, 2026 and 2025, respectively, and $0.6 million and $1.6 million for the six months ended June 30, 2026 and 2025, respectively.
(2) Includes write-offs of $(0.1) million for both the three and six months ended June 30, 2026 and $0.4 million for both the three and six months ended June 30, 2025.
(3) Other non-recurring expenses include one-time expenses, deal pursuit costs and other non-recurring items.
(4) Excludes unvested performance based LTIP awards that are contingently issuable.
(5) Represents weighted average common shares outstanding, diluted, excluding any shares issuable upon conversion of the Company's Series A Convertible Preferred Stock.

8

Adjusted EBITDAre and Adjusted Cash NOI Reconciliations (unaudited, in thousands) For the three months ended June 30, 2026 Net income $ 1,517 Depreciation and amortization (1) 8,366 Interest expense 4,191 Income taxes 94 EBITDA $ 14,168 Gain on sale of real estate (2,262) Impairment loss 156 EBITDAre $ 12,062 Adjustments: Current period investment activity (2) 903 Current period disposition activity (2) (142) Non-cash compensation expense 1,065 Exclude non-recurring expenses (3) 278 Exclude write-offs of non-cash items 815 Adjusted EBITDAre $ 14,981 General and administrative, net of non-recurring 2,464 Adjusted NOI $ 17,445 Straight-line rental revenue, net (550) Adjusted Cash NOI $ 16,895 Annualized Adjusted EBITDAre $ 59,924 Annualized Adjusted NOI $ 69,780 Annualized Adjusted Cash NOI $ 67,580 Includes amortization of above/below market lease intangibles of $0.5 million and excludes write-offs of intangibles of $0.3 million. Reflects an adjustment to give effect to all investments and dispositions during the quarter as if they had been acquired or disposed as of the beginning of the period. Other non-recurring expenses include one-time expenses, deal pursuit costs and other non-recurring items.

Net Asset Value Components (unaudited, in thousands, except share data) Includes interest income on mortgage loans and other operating income of $0.8 million and $0.8 million. Includes components of accounts receivable (net) and deferred rent receivables (net) that are realizable assets, and $7.1 million in net book value of vacant assets. Includes accounts payable and accrued liabilities. Current liquidation value of the Series A Convertible Preferred Stock is $25.0 million. Gross Real Estate Investment # of Properties Rentable Square Feet Annualized Base Rent Ann. Adjusted Cash NOI (1) Real estate portfolio $985,892 316 2,890 $66,899 $67,580 Tangible assets Cash and cash equivalents 6,001 Mortgage receivable principal outstanding 10,316 Other tangible assets (2) 21,472 Total tangible assets $37,789 Debt Term loan 200,000 Revolving credit facility 130,000 Total debt $330,000 Tangible liabilities Dividends and distributions payable 6,710 Other tangible liabilities (3) 21,882 Total tangible liabilities $28,592 Shares outstanding Common Shares outstanding, at the end of the period 23,650,757 Operating Partnership units, at the end of the period 5,214,345 If converted Series A Convertible Preferred Stock, at the end of the period (4) 1,470,588 Shares outstanding, assuming full conversion of Series A Convertible Preferred Stock 30,335,690

Capital Structure Overview

(unaudited, $ in thousands)

Net debt and adjusted net debt to annualized adjusted EBITDAre					
	Interest rate	Fixed rate SOFR swap	Max maturity	June 30, 2026	
Term loan	4.81%	3.66%	10/3/2029 (2)	$	200,000
Revolving credit facility	SOFR + 1.15%	2.92% - 3.28% (1)	10/3/2029 (2)		130,000
Gross debt				**$**	**330,000**
Cash and cash equivalents					(6,001)
Net debt				**$**	**323,999**
Less: Net value of undrawn Series A convertible preferred stock					(50,000)
Less: Net value of unsettled forward equity					(32,237)
Adjusted net debt				**$**	**241,762**
Annualized adjusted EBITDAre				$	59,924
Net debt to annualized adjusted EBITDAre					**5.4x**
Adjusted net debt to annualized adjusted EBITDAre					**4.0x**

Capital Structure



Series A convertible preferred stock
2.7%
Revolving Credit Facility
13.8%
Total Capitalization
$939M
Common stock (3)
51.0%
Term loan
21.3%
OP Units (3)
11.2%

Fixed charge coverage ratio		
Interest expense	$	4,191
Non-cash interest		(400)
Preferred dividends		422
Fixed charges		4,213
Annualized Fixed Charges	$	16,852
Fixed Charge Coverage Ratio (4)		**3.6x**

Liquidity		
Cash and cash equivalents	$	6,001
Undrawn revolving credit facility capacity		120,000
Undrawn Series A convertible preferred stock		50,000
Unsettled forward equity		32,237
Total liquidity	**$**	**208,238**

Term Loan and Credit Facility Covenants		
Total leverage ratio	≤ 60%	33.0%
Adjusted EBITDA to fixed charges ratio	≥ 1.50 to 1.00	3.6x
Secured leverage ratio	≤ 40%	0.0%
Unencumbered NOI to unsecured interest expense ratio	≥ 1.75 to 1.00	4.4x
Unsecured leverage ratio	≤ 60%	33.4%
Tangible net worth	≥ $ 380,032	$666,786

Note: Metrics as of June 30, 2026.
(1) The revolving credit facility has four hedges for a notional amount of $100.0 million that expires on March 31, 2028.
(2) Maturity date assumes both 12-month extension options are exercised. Initial maturity is October 3, 2027.
(3) Equity value as of June 30, 2026, was $20.23.
(4) Fixed Charge Coverage Ratio represents Adjusted Annualized EBITDAre divided by Annualized Fixed Charges.

11

TTM Investment Activity

(unaudited, in thousands)

Investments	Q2 2026	Q1 2026	Q4 2025	Q3 2025	TTM
Number of properties	17	10	7	3	37
Average annual escalators	1.4%	1.5%	1.2%	0.4%	1.3%
Investment grade % (1)	31.4%	17.2%	55.3%	31.0%	34.7%
Weighted average lease term (WALT)	7.3	9.4	13.1	10.7	9.7
Purchase price	**$58,186**	**$33,856**	**$41,300**	**$15,771**	**$149,113**
Cash capitalization rate (2)	**7.34%**	**7.49%**	**7.46%**	**7.48%**	**7.42%**
Economic yield	**7.39%**	**7.80%**	**7.83%**	**7.56%**	**7.63%**

Representative Tenant Concepts



$58,186
$33,856
$41,300
$15,771
$149,113
Acquisition Mix ($ 000s)
37.0%
55.9%
7.1%
45.6%
47.6%
6.8%
68.6%
31.4%
69.0%
18.9%
12.1%
51.1%
43.3%
5.6%
June 30, 2026
March 31, 2026
December 31, 2025
September 30, 2025
TTM
Discount
Necessity
Service

Note: Weightings are based on purchase price.
(1) Includes Giant Eagle, which entered into an agreement to be acquired by Kroger, an IG tenant.
(2) Includes near-term lease amendments as the underwritten capitalization rate.

12

TTM Disposition Activity Note: Weightings are based on gross proceeds. Dispositions Q2 2026 Q1 2026 Q4 2025 Q3 2025 TTM Number of vacant properties 1 3 4 2 10 Number of leased properties 9 2 7 13 31 Gross proceeds on vacant properties $300 $5,725 $2,645 $2,800 $11,470 Gross proceeds on leased properties $22,582 $3,935 $17,795 $30,097 $74,409 Weighted average lease term (WALT) 9.7 8.0 6.9 8.0 8.2 Total gross proceeds $22,882 $9,660 $20,440 $32,897 $85,879 Disposition capitalization rate on leased properties 7.12% 6.89% 6.82% 6.78% 6.89% Representative Tenant Concepts $22,882 $9,660 $20,440 $32,897 $85,879 (unaudited, in thousands)

Tenant Concepts 1-48 # Tenant Concept # of Leases % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 1 Dollar Tree 13 3.10% ✓ BBB- / Baa2 2 Fast Pace Urgent Care 8 2.74% — N/A 3 Verizon 9 2.64% ✓ BBB+ / Baa1 / A- 4 Raising Canes 6 2.34% — BB- 5 LA Fitness 3 2.21% — B / B2 6 Dick's 1 2.16% ✓ BBB / Baa3 7 Oak Street Health 6 2.09% — N/A 8 IHOP 7 1.92% — N/A 9 Mammoth Car Wash 6 1.90% — N/A 10 Bank of America 5 1.86% ✓ A- / A1/ AA- 11 Range USA 3 1.84% — N/A 12 LA-Z-Boy 3 1.79% — N/A 13 Adams Auto Group 2 1.70% — N/A 14 AT&T 6 1.66% ✓ BBB / Baa2 / BBB+ 15 T-Mobile 9 1.64% ✓ BBB / Baa1 / BBB+ 16 Chili's 3 1.54% — BB+ / Ba2 17 PNC Bank 5 1.52% ✓ A+ / Aa3 / A+ 18 Wells Fargo 3 1.36% ✓ A+ / Aa2 / A+ 19 St. Joseph Hospice 2 1.34% — N/A 20 Heartland Dental 5 1.28% — N/A 21 Advance Auto Parts 7 1.28% — BB+ / Ba3 22 Aspen Dental 6 1.28% — N/A 23 Lowe's Home Improvement 1 1.17% ✓ BBB+ / Baa1 24 Academy Sports 1 1.11% — BB+ / Ba2 25 Charles Schwab 1 1.11% ✓ A- / A2 / A 26 VASA Fitness 1 1.10% — N/A # Tenant Concept # of Leases % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 1 Verizon 9 2.6% ✓ BBB+ / Baa1 / A- 2 Raising Canes 6 2.2% — BB- 3 LA Fitness 3 2.1% — B / B2 4 Dick's 1 2.1% ✓ BBB / Baa3 5 Fast Pace Urgent Care 7 2.0% — N/A 6 Oak Street Health 6 2.0% — N/A 7 IHOP 7 1.8% — N/A 8 Mammoth Car Wash 6 1.8% — N/A 9 Bank of America 5 1.8% ✓ A- / A1/ AA- 10 Range USA 3 1.8% — N/A 11 Dollar Tree 8 1.7% ✓ BBB- / Baa2 12 LA-Z-Boy 3 1.7% — N/A 13 Adams Auto Group 2 1.6% — N/A 14 PNC Bank 6 1.6% ✓ A+ / Aa3 / A+ 15 AT&T 6 1.6% ✓ BBB / Baa2 / BBB+ 16 T-Mobile 9 1.6% ✓ BBB / Baa1 / BBB+ 17 Chili's 3 1.5% — BB+ / Ba2 18 Aspen Dental 7 1.4% — N/A 19 Wells Fargo 3 1.3% ✓ A+ / Aa2 / A+ 20 Giant Eagle (1) 1 1.3% ✓ BBB / Baa1 21 St. Joseph Hospice 2 1.3% — N/A 22 Heartland Dental 5 1.2% — N/A 23 Advance Auto Parts 7 1.2% — BB / Ba3 24 Wendy's 6 1.1% — B+ / B2 25 Lowe's Home Improvement 1 1.1% ✓ BBB+ / Baa1 26 Academy Sports 1 1.1% — BB+ / Ba2 27 Charles Schwab 1 1.1% ✓ A- / A2 / A 28 VASA Fitness 1 1.1% — N/A 29 Parachute Plasma 2 1.0% — N/A 30 WSS 2 1.0% ✓ BBB / Baa3 31 Take 5 Oil Change 6 1.0% — N/A 32 Wellnow 4 0.9% — N/A 33 Walmart 1 0.9% ✓ AA / Aa2 / AA 34 Jared 3 0.9% ✓ BBB- 35 Best Buy 1 0.9% ✓ BBB+ / A3 36 Andy's Frozen Custard 4 0.9% — N/A 37 Burger King 4 0.9% — BB / BB+ 38 Edge Fitness 1 0.9% — N/A 39 Chase Bank 3 0.9% ✓ A+ / Aa2 / AA- 40 Floor & Decor 1 0.9% — BB 41 Applebee's 3 0.9% — N/A 42 Walgreens 2 0.9% — N/A 43 Chipotle 5 0.9% — N/A 44 Buffalo Wild Wings 2 0.8% — N/A 45 Stop & Shop Gas 3 0.8% ✓ BBB+ / Baa1 46 CVS 2 0.8% ✓ BBB 47 Dollar General 4 0.8% ✓ BBB 48 Hawaiian Bros 2 0.8% — N/A Includes credit rating from Kroger Co. due to the recently announced acquisition expected to close in 2027.

Tenant Concepts 49-96 # Tenant Concept # of Leases % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 1 Dollar Tree 13 3.10% ✓ BBB- / Baa2 2 Fast Pace Urgent Care 8 2.74% — N/A 3 Verizon 9 2.64% ✓ BBB+ / Baa1 / A- 4 Raising Canes 6 2.34% — BB- 5 LA Fitness 3 2.21% — B / B2 6 Dick's 1 2.16% ✓ BBB / Baa3 7 Oak Street Health 6 2.09% — N/A 8 IHOP 7 1.92% — N/A 9 Mammoth Car Wash 6 1.90% — N/A 10 Bank of America 5 1.86% ✓ A- / A1/ AA- 11 Range USA 3 1.84% — N/A 12 LA-Z-Boy 3 1.79% — N/A 13 Adams Auto Group 2 1.70% — N/A 14 AT&T 6 1.66% ✓ BBB / Baa2 / BBB+ 15 T-Mobile 9 1.64% ✓ BBB / Baa1 / BBB+ 16 Chili's 3 1.54% — BB+ / Ba2 17 PNC Bank 5 1.52% ✓ A+ / Aa3 / A+ 18 Wells Fargo 3 1.36% ✓ A+ / Aa2 / A+ 19 St. Joseph Hospice 2 1.34% — N/A 20 Heartland Dental 5 1.28% — N/A 21 Advance Auto Parts 7 1.28% — BB+ / Ba3 22 Aspen Dental 6 1.28% — N/A 23 Lowe's Home Improvement 1 1.17% ✓ BBB+ / Baa1 24 Academy Sports 1 1.11% — BB+ / Ba2 25 Charles Schwab 1 1.11% ✓ A- / A2 / A 26 VASA Fitness 1 1.10% — N/A # Tenant Concept # of Leases % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 49 Starbucks 5 0.8% ✓ BBB+ / Baa1 50 Action Behavior Centers 2 0.7% — N/A 51 Avis 1 0.7% — BB 52 Chuy's Mexican 2 0.7% ✓ BBB 53 Texas Roadhouse 2 0.7% — N/A 54 Exxon 2 0.7% — N/A 55 AutoSavvy 1 0.7% — N/A 56 Physicians Immediate Care 2 0.6% — N/A 57 Jiffy Lube 3 0.6% — N/A 58 O'Reilly Auto Parts 4 0.6% ✓ BBB / Baa1 59 Harbor Freight 2 0.6% — BB- 60 AutoZone 3 0.6% ✓ BBB / Baa1 61 WellMed 1 0.6% ✓ A+ / A2 / A 62 Planet Fitness 1 0.6% — N/A 63 7 Brew 3 0.5% — N/A 64 Sleep Number 2 0.5% — N/A 65 Circle K 2 0.5% ✓ BBB+ 66 PetSmart 1 0.5% — B+ 67 Fulton Bank 1 0.5% ✓ Baa2 / BBB+ 68 FitzMark 1 0.5% — N/A 69 Longhorn Steakhouse 2 0.5% ✓ BBB 70 KEDPlasma 1 0.5% — N/A 71 Stanton Optical 2 0.5% — N/A 72 Saver's 1 0.5% — B+ 73 Panera Bread 2 0.5% ✓ BBB / Baa1 74 Miller's Ale House 1 0.5% — N/A 75 Trinity Medical Center 1 0.5% — N/A 76 Ted's Café Escondido 1 0.5% — N/A 77 Xfinity 2 0.5% ✓ A- / A3 / A- 78 Taco Bell 2 0.4% — N/A 79 Grifols 1 0.4% — B+ / B2 / B+ 80 Sonic 3 0.4% — N/A 81 Saltgrass Steakhouse 1 0.4% — N/A 82 McAlister's Deli 2 0.4% — N/A 83 7-Eleven 2 0.4% ✓ A- / A3 84 Amazon 1 0.4% ✓ AA/A1 85 Byrider 1 0.4% — N/A 86 Mattress Firm 2 0.4% — N/A 87 Diamonds Direct 1 0.4% ✓ BBB- 88 Arby's 2 0.4% — N/A 89 Quick Clean Carwash 1 0.4% — N/A 90 Caliber Collision 1 0.4% — N/A 91 Caliber Car Wash 1 0.4% — N/A 92 Delta Community Credit Union 1 0.4% — N/A 93 Southern Immediate Urgent Care 1 0.4% — N/A 94 Chuck E Cheese 1 0.4% — N/A 95 Rise 1 0.4% — N/A 96 BP 1 0.4% — N/A

Tenant Concepts 97-144

#	Tenant Concept	# of Leases	% of ABR	Investment Grade Rated	Credit Rating (S&P / Moody's / Fitch)
97	La Petite Academy	1	0.3%	—	B- / B3
98	Big Blue Swim School	1	0.3%	—	N/A
99	Meineke	2	0.3%	—	N/A
100	Pizza Hut	2	0.3%	—	N/A
101	UTMB Health	1	0.3%	✓	AAA
102	Michigan Road Animal Hospital	1	0.3%	—	B / Baa1
103	Skechers	1	0.3%	—	N/A
104	Slim Chickens	1	0.3%	—	N/A
105	Sherwin Williams	2	0.3%	✓	BBB+
106	Valvoline	2	0.3%	—	N/A
107	Hook & Reel	1	0.3%	—	N/A
108	Marathon Veterinarian Hospital	1	0.3%	—	CCC+
109	Olive Garden	1	0.3%	✓	BBB
110	Mavis Discount Tire	1	0.3%	—	N/A
111	Hops N Drops	1	0.3%	—	N/A
112	Trophy Fuel & Wash	1	0.3%	—	N/A
113	City Barbeque	1	0.3%	—	N/A
114	Citizens Bank	1	0.3%	✓	BBB+ / Baa1 / BBB+
115	AMERA Gas Station	1	0.3%	—	N/A
116	Roots Oil	1	0.3%	—	N/A
117	H&R Block	1	0.3%	✓	BBB
118	National Tire & Battery	1	0.3%	—	N/A
119	pOpshelf	1	0.2%	✓	BBB
120	HTeaO	2	0.2%	—	N/A
121	Hooters	1	0.2%	—	N/A
122	Express Oil	1	0.2%	—	N/A
123	Wing Daddy's	1	0.2%	—	N/A
124	American Family Care	1	0.2%	—	N/A
125	Consumers Credit Union	1	0.2%	—	N/A
126	Strickland Brothers	1	0.2%	—	N/A
127	Banner Health	1	0.2%	✓	AA-
128	Aaron's	1	0.2%	—	N/A
129	BMO	1	0.2%	✓	A+ / Aa2 / AA-
130	MedExpress Urgent Care	1	0.2%	✓	A+ / A2 / A
131	Republic Bank	1	0.2%	—	N/A
132	Sage Dental	1	0.2%	—	N/A
133	Caribou Coffee	1	0.2%	—	BBB
134	McDonalds	1	0.2%	✓	BBB+ / Baa1
135	Long John Silvers	1	0.2%	—	N/A
136	PEP Boys	1	0.2%	—	BB+/B1
137	Tumbleweed, Inc.	1	0.2%	—	N/A
138	Panda Express (1)	2	0.2%	—	N/A
139	Urgent Team	1	0.2%	—	N/A
140	America's Best	1	0.2%	—	N/A
141	Chicken Salad Chick	1	0.2%	—	N/A
142	MOD Pizza	1	0.2%	—	N/A
143	Elias Diamonds	1	0.2%	—	N/A
144	Zip Car Wash	1	0.1%	—	N/A

(1) Panda Express leases one property that is currently paying rent; the other Panda Express is under a new lease, and is excluded from ABR.

16

Tenant Concepts 145-165

#	Tenant Concept	# of Leases	% of ABR	Investment Grade Rated	Credit Rating (S&P / Moody's / Fitch)
145	Go Health	1	0.1%	—	N/A
146	Popeyes	1	0.1%	—	N/A
147	Bojangles	1	0.1%	—	N/A
148	Granny's	1	0.1%	—	N/A
149	Valero	1	0.1%	—	N/A
150	Nothing Bundt Cakes	1	0.1%	—	N/A
151	Jimmy John's	1	0.1%	—	N/A
152	Dunkin Donuts	1	0.1%	—	N/A
153	Church's Chicken	1	0.1%	—	N/A
154	Falafel King	1	0.1%	—	N/A
155	Tropical Smoothie	1	0.1%	—	N/A
156	Firehouse Subs	1	0.1%	—	N/A
157	Tutti Frutti	1	0.1%	—	N/A
158	Auto Glass Now	1	0.1%	—	N/A
159	Miracle Ear	1	0.1%	—	N/A
160	Marquette Bank	1	0.0%	—	N/A
161	Regions Banks ATM	1	0.0%	✓	BBB+ / A-
162	By Gollys (1)	2	0.0%	—	N/A
163	Hair Palace (1)	1	0.0%	—	N/A
164	PATH USA (1)	1	0.0%	—	NA
165	Jaggers (1)	1	0.0%	—	N/A
	Total Portfolio	**336**	**100.0%**		

(1) Represents new leases where rent has not yet commenced and is excluded from ABR.

17

Industry Diversification

(unaudited)

Industry	Defensive Mix	# of Leases	ABR (000s)	% of ABR	Leased Square Feet (000s)	Rent per Square Foot
Medical and Dental Providers	Necessity	53	$10,584	15.8%	329	$32.20
Quick Service Restaurants	Service	68	$8,980	13.4%	190	$47.12
Other - Service	Service	24	$7,842	11.7%	420	$18.64
Casual Dining	Service	34	$6,639	9.9%	204	$32.57
Financial Institutions	Necessity	26	$5,690	8.5%	164	$34.63
Automotive Stores	Necessity	34	$4,158	6.2%	201	$20.68
Cellular Stores	Service	26	$4,150	6.2%	95	$43.69
Other - Necessity	Necessity	12	$3,713	5.6%	421	$8.83
Fitness Operators	Service	7	$3,339	5.0%	215	$15.52
Convenience Stores and Gas Stations	Necessity	14	$2,485	3.7%	37	$67.49
Automotive Dealers	Service	5	$2,282	3.4%	77	$29.73
Discount Retail	Discount	14	$2,209	3.3%	168	$13.10
Car Washes	Service	9	$1,837	2.8%	33	$56.24
Home Improvement Stores	Necessity	5	$1,689	2.5%	263	$6.43
Pharmacies	Necessity	4	$1,129	1.7%	52	$21.91
Professional Services	Service	1	$173	0.3%	4	$42.35
Total		**336**	**$66,899**	**100.0%**	**2,873**	**$23.28**

Industry Mix / Defensive Mix



0.3%
3.3%
3.4%
2.8%
5.0%
15.8%
6.2%
Discount
3.3%
9.9%
Service
52.7%
8.5%
Necessity
44.0%
6.2%
11.7%
3.7%
2.5%
13.4%
1.7%
5.6%
Discount Retail
Medical and Dental Providers
Financial Institutions
Automotive Stores
Convenience Stores and Gas Stations
Home Improvement Stores
Other - Necessity
Pharmacies
Quick Service Restaurants
Other - Service
Casual Dining
Cellular Stores
Fitness Operators
Automotive Dealers
Car Washes
Professional Services

18

Ground Lease Portfolio

(unaudited)

GROUND LEASE PORTFOLIO KEY METRICS

36 Leases

10.9% of total portfolio ABR

20.1 Average placer.ai rank [(1)]

GROUND LEASE CREDIT BREAKDOWN



60%
INVESTMENT GRADE

(% of ABR)

- **60%** Investment Grade
- **23%** Not Rated
- **17%** Sub-Investment Grade

GEOGRAPHIC DISPERSION

State	# of Properties	ABR (000s)	% of ABR
IL	5	$ 996	1.5 %
ME	2	907	1.3 %
VA	6	870	1.3 %
NY	2	772	1.2 %
MD	2	684	1.0 %
PA	1	600	0.9 %
OH	3	542	0.8 %
CT	1	323	0.5 %
KS	3	316	0.5 %
KY	2	312	0.5 %
GA	1	250	0.4 %
MI	1	146	0.2 %
MN	1	142	0.2 %
AL	1	140	0.2 %
WI	1	103	0.2 %
FL	1	84	0.1 %
NJ	1	73	0.1 %
NC	2	0	0.0 %
Total	**36**	**$ 7,260**	**10.9 %**

GROUND LEASE TENANTS

(% of ABR)



BANK OF AMERICA 1.2%
LOWE'S 1.1%
WELLS FARGO 1.0%
Walmart 0.9%
FLOOR & DECOR 0.9%
CHASE 0.7%
Cane's 0.7%
LONGHORN STEAKHOUSE 0.5%
BUFFALO WILD WINGS 0.4%
PNC 0.4%
TAKE 5 0.4%
CALIBER CAR WASH 0.4%
HARBOR FREIGHT 0.3%
TEXAS ROADHOUSE 0.2%
CONSUMERS CREDIT UNION 0.2%
JARED 0.2%
REPUBLIC BANK 0.2%
7-ELEVEN 0.2%
LONG JOHN SILVER'S 0.2%
PANDA EXPRESS 0.2%
Andy's Frozen Custard 0.2%
jiffy lube 0.2%
SEVEN BREW 0.1%
AutoZone 0.1%

(1) Placer.ai ranks locations from 1 to 100, with 1 being the best, based on retail subcategories determined by visitations. A score of 50 indicates an average location.

19

Property Map and Geography



ME 1.6%
MA 0.2%
RI 0.3%
CT 0.7%
NY 3.4%
NJ 1.3%
PA 3.8%
MD 2.5%
ID 0.3%
NV 0.4%
UT 0.5%
CO 0.5%
AZ 2.0%
MN 2.2%
WI 0.2%
MI 2.8%
IL 12.9%
IN 3.8%
OH 6.1%
0.2%
VA 4.3%
KY 1.4%
KS 2.1%
MO 2.8%
OK 2.4%
AR 0.3%
TN 3.9%
NC 6.0%
SC 2.7%
MS 1.7%
AL 2.2%
GA 7.0%
TX 9.4%
LA 2.1%
FL 6.0%
% based on ABR

Portfolio

26.9
Score
Median Placer.ai Ranking (1)

316
Properties

35
States

State	# of Properties	Square Feet (000s)	% of ABR
IL	34	325	12.9%
TX	28	194	9.4%
OH	24	203	6.1%
GA	23	160	7.0%
FL	19	165	6.0%
NC	16	191	6.0%
IN	15	81	3.8%
VA	15	90	4.3%
TN	12	95	3.9%
MI	11	72	2.8%
SC	10	87	2.7%
OK	10	50	2.4%
MO	9	53	2.8%
AL	9	40	2.2%
NY	8	259	3.4%
PA	8	145	3.8%
MD	7	53	2.5%
NJ	7	40	1.3%
KY	7	35	1.4%

State	# of Properties	Square Feet (000s)	% of ABR
KS	7	41	2.1%
MN	7	72	2.2%
AZ	6	40	2.0%
LA	5	52	2.1%
MS	3	77	1.7%
ME	3	186	1.6%
UT	2	22	0.5%
CO	2	9	0.5%
CT	2	5	0.7%
WV	1	1	0.2%
WI	1	31	0.2%
NV	1	4	0.4%
AR	1	3	0.3%
MA	1	2	0.2%
ID	1	6	0.3%
RI	1	1	0.3%
Total	**316**	**2,890**	**100.0%**

(1) Placer.ai ranks locations from 1 to 100, with 1 being the best, based on retail subcategories determined by visitations. A score of 50 indicates an average location.

20

Lease Expirations, Occupancy and Contractual Rent Growth

Year	Number of Leases	Leased Square Feet (000s)	ABR (000s)	% of ABR
2026	8	28	$ 990	1.5%
2027	29	311	$ 5,833	8.7%
2028	30	215	$ 5,032	7.5%
2029	29	185	$ 5,593	8.4%
2030	32	188	$ 6,230	9.3%
2031	35	192	$ 5,778	8.6%
2032	27	501	$ 6,713	10.0%
2033	25	176	$ 4,799	7.2%
2034	20	170	$ 4,046	6.1%
Thereafter	101	907	$ 21,885	32.7%
Total	**336**	**2,873**	**$66,899**	**100.0%**

Occupancy


97.7%
96.3%
97.8%
98.0%
98.7%
98.7%
99.4%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Vacant Assets
7
12
7
6
4
4
2

Escalation Types (1)


Contractual Fixed Increases 96.6%
CPI-Related 0.9%
Flat 2.5%

1.7%

Weighted Average Rent Growth

(1) Includes contractual rent increases on tenant renewal options to the extent a lease is at the end of its initial term. Approximately 21% escalate annually, 2.5% have no escalations, and the remainder have larger escalators every three to ten years.

21

Appendix Definitions and Forward-Looking Statements

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that EBITDA provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. EBITDA and EBITDAre are not measures of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. We compute Adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized Adjusted EBITDAre is calculated by multiplying Adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual EBITDAre for future periods may be significantly different from our Annualized Adjusted EBITDAre. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measurements of performance under GAAP, and our Adjusted EBITDAre and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our Adjusted EBITDAre and Annualized Adjusted EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We compute FFO in accordance with the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. Our leases typically include cash rents that increase through lease escalations over the term of the lease. Our leases do not typically include significant front-loading or back-loading of payments, or significant rent-free periods. Therefore, we find it useful to evaluate rent on a contractual basis as it allows for comparison of existing rental rates to market rental rates. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including, as applicable, straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not indicative of operating performance and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Adjusted NOI, Annualized Adjusted NOI, and Cash NOI: Adjusted NOI, Annualized Adjusted NOI, Cash NOI, and Adjusted Cash NOI are non-GAAP financial measures which we use to assess our operating results. We compute Adjusted NOI as Adjusted EBITDAre excluding general and administration expenses. We further adjust Adjusted NOI for non-cash revenue components of straight-line rent and other amortization expense to derive Adjusted Cash NOI. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level. Adjusted NOI and Adjusted Cash NOI are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider Adjusted NOI and Adjusted Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Annualized Adjusted NOI is calculated by multiplying Adjusted NOI for the applicable quarter by four and Annualized Adjusted Cash NOI is calculated by multiplying Adjusted Cash NOI for the applicable quarter by four. We believe these annualized figures provide a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on these measures as they are based on assumptions and estimates that may prove to be inaccurate. Our actual Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Fixed Charge Coverage Ratio (FCCR): The fixed charge coverage ratio is the ratio of Annualized Adjusted EBITDAre to annualized fixed charges. Fixed charges are computed on a consolidated basis as interest expense (excluding amortization of fees paid in cash and discounts and premiums on debt), plus regularly scheduled principal repayments of debt (excluding any balloon or similar payments), plus any preferred dividends payable in cash. The annualized fixed charges is calculated by multiplying fixed charges for the applicable quarter by four. Our actual fixed charges for future periods may be significantly different from our annualized fixed charges. We believe this ratio is useful to investors and analysts as it is used to evaluate our liquidity and ability to obtain financing. Non-GAAP Definitions and Explanations

Other Definitions and Explanations Cash Capitalization Rate: Cash Capitalization Rate is calculated by measuring the annualized contractual cash rent at the time of closing, divided by the purchase price of the related property. Concept: Represents the brand or trade name the tenant operates. Disposition Capitalization Rate: Disposition Capitalization Rate is calculated by the ABR on the date of the related disposition divided by the gross sale price. Defensive Mix: Defensive Mix is a term used by us to categorize tenants determined by their area of focus: (1) Necessity, which represents tenants providing essential services or selling essential goods to consumers and includes Medical and Dental Providers, Financial Institutions, Automotive Stores, Convenience & Gas Stores, Pharmacies, and Home Improvement Stores, (2) Service, which represents tenants who provide specific services to consumers and includes Quick Service Restaurants, Casual Diners, Automotive Dealers, Fitness Operators, Car Washes, and Professional Service, and (3) Discount, which represents tenants that sell merchandise and goods a significant discount compared to traditional retailers. Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period. Adjusted Net Debt: Adjusted Net Debt is a non-GAAP financial measure. We define Adjusted Net Debt as Net Debt less undrawn Series A convertible preferred stock and unsettled forward equity. Adjusted Cash Revenue: Adjusted Cash Revenue is a non-GAAP financial measure. We define Adjusted Cash Revenue as Total Revenues, less reimbursable income, adjustments to recognize contractual rental amounts on a straight-line basis, and above/below market lease amortization. We believe this ratio is useful to investors and analysts to understand the cash revenue, excluding reimbursement income. Adjusted Cash G&A: We define Adjusted Cash G&A as total G&A less non-cash compensation and non-recurring items. We believe this ratio is useful to understand the normalized cash G&A.

Other Definitions and Explanations (Continued) WALT: WALT represents the remaining average lease term of our leases, weighted by rent, and excluding lease renewal options and investments in mortgage loans. Purchase Price: Purchase Price is represented by the contractual acquisition price of the related property, excluding any transaction costs or other capital expenditures. Tenant: Tenant represents the legal entity responsible for fulfilling obligations under the lease agreement. Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount. Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents. Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio. Secured Overnight Financing Rate (SOFR): We define SOFR as the current one-month term SOFR. GAAP: GAAP is the Generally Accepted Accounting Principles in the United States. Economic Yield: Economic Yield is defined as the sum of contractual fixed annual rents computed on a straight-line basis over the primary lease terms, divided by the purchase price.

Forward-Looking and Cautionary Statements IP Disclaimer This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. This presentation contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook, ” “believes, ” “expects, ” “potential, ” “continues, ” “may, ” “will, ” “should, ” “could, ” “would be, ” “seeks, ” “approximately, ” “projects, ” “predicts, ” “intends, ” “plans, ” “estimates, ” “anticipates, ” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Forward Looking Statements This data and other information described herein are as of and for the three months ended June 30, 2026, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change, involving inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Annual Report on Form 10-K as of and for the year ended December 31, 2025 and Form 10-Q for the period ended June 30, 2026, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections. About the Data